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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-1
Investor Number 51999021

Determination          12-Apr-99
Date:
Remittance Date:       15-Apr-99
Month End Date:        31-Mar-99

---------------------------------------------------------------------------------------------------
(a)  Class A-1 Distribution Amount                                                     3,336,564.12
(b)  Class A-1 Distribution Principal                                                  2,657,700.51
                Scheduled Payments of Principal              680,111.03
                Partial Prepayments                          479,920.72
                Scheduled Principal Balance
                    Principal Prepayment in Full           1,374,615.35
                Scheduled Principal Balance
                    Liquidated Contracts                     123,053.41
                Scheduled Principal Balance
                    Repurchases                                    0.00

(c)  Class A-1 Interest  Distribution                                                    678,863.61
     Class A-1 Interest Shortfall                                                              0.00

(d)  Class A-1 Remaining Certificate Balance                                         138,282,841.50

(e)  Class A-2 Distribution Amount                                                       628,545.83
(f)  Class A-2 Distribution Principal                                                          0.00
                Scheduled Payments of Principal                    0.00
                Partial Payments                                   0.00
                Scheduled Principal Balance Principal
                    Prepayment in Full                             0.00
                Scheduled Principal Balance Liquidated
                    Contracts                                      0.00
                Scheduled Principal Balance
                    Repurchases                                    0.00

(g)  Class A-2 Interest Distribution                                                     628,545.83
     Class A-2 Interest Shortfall                                                              0.00

(h)  Class A-2 Remaining Certificate Balance                                         125,500,000.00

(i)  Class A-3 Distribution Amount                                                       463,341.67
(j)  Class A-3 Distribution Principal                                                          0.00
                 Scheduled Payments of Principal                   0.00
                 Partial Prepayments                               0.00
                 Scheduled Principal Balance Principal
                     Prepayment in Full                            0.00
                 Scheduled Principal Balance Liquidated
                      Contracts                                    0.00
                 Scheduled Principal Balance
                      Repurchases                                  0.00

(k)  Class A-3 Interest Distribution                                                     463,341.67
     Class A-3 Interest Shortfall                                                              0.00

(l)  Class A-3 Remaining Certificate Balance                                          91,000,000.00

(m)  Class A-4 Distribution Amount                                                       400,625.00
(n)  Class A-4 Distribution Principal                                                          0.00
                 Scheduled Payments of Principal                   0.00
                 Partial Prepayments                               0.00
                 Scheduled Principal Balance Principal
                     Prepayment in Full                            0.00
                 Scheduled Principal Balance Liquidated
                     Contracts                                     0.00
                 Scheduled Principal Balance Repurchases           0.00

(o)  Class A-4 Interest Distribution                                                     400,625.00
     Class A-4 Interest Shortfall                                                              0.00

(p)  Class A-4 Remaining Certificate Balance                                          75,000,000.00

(q)  Class A-5 Distribution Amount                                                     1,109,485.74
(r)  Class A-5 Distribution Principal                                                          0.00
                  Scheduled Payments of Principal                  0.00
                  Partial Prepayments                              0.00
                  Scheduled Principal Balance Principal
                     Prepayment in Full                            0.00
                  Scheduled Principal Balance Liquidated
                     Contracts                                     0.00
                  Scheduled Principal Balance Repurchases          0.00

(s)  Class A-5 Interest Distribution                                                   1,109,485.74
     Class A-5 Interest Shortfall                                                              0.00

(t)  Class A-5 Remaining Certificate Balance                                         196,659,215.00

(u)      Class A-1 Pass Through Rate                                                       5.780000%
         Class A-2 Pass Through Rate                                                       6.010000%
         Class A-3 Pass Through Rate                                                       6.110000%
         Class A-4 Pass Through Rate                                                       6.410000%
         Class A-5 Pass Through Rate                                                       6.770000%

(v)  Monthly Servicing Fee                                                               524,249.80

(w)  Delinquency                                           # of Contracts             Prin. Balance
                                                           --------------             -------------
           a)  One Monthly Payment
               Delinquent                                           148                5,760,131.39
           b)  Two Monthly Payments                                  19                  710,534.55
           c)  Three or more Monthly
               Payments                                               0                        0.00
                                                             ----------              --------------
                                                                    167                6,470,665.94
                                                             ==========              ==============

                                                                                     Difference
(x)  Repurchased Contracts             Contract Number         Purchase Price      Paid by Seller
                                      ----------------        ---------------      ---------------
                                              0                          0.00                 0.00
                                                              ---------------      ---------------
                                      Total Repurchases                  0.00                 0.00
                                                              ===============      ===============

(y)  Repossessions or Foreclosures                                Number            Actual Balance
                                                                ----------         ---------------
                                                    BOP             18             $    562,801.50
                                          Repossessions
                                     Plus Repossessions             32                1,039,142.48
                                             this Month
                                      Less Liquidations             -6                ($123,761.88)
                                                                ----------         ---------------
                                                    EOP             44             $  1,478,182.10
                                          Repossessions
                                                                ==========         ===============

(z)  Class A-1 Enhancement Payment                                                            0.00
     Class A-2 Enhancement Payment                                                            0.00
     Class A-3 Enhancement Payment                                                            0.00
     Class A-4 Enhancement Payment                                                            0.00
     Class A-5 Enhancement Payment                                                            0.00

(aa) Monthly Advance                                                                          0.00
     Outstanding Amount Advanced                                                              0.00

(bb) Deposit to Special Account                                                       1,079,915.97

(cc) Amount Distributed to Class R Certificateholders                                 1,079,915.97

(dd) Net Weighted Average Contract Rate                                                       9.40%

(ee) Number of Manufactured Homes currently held due to repossession                            44
         Principal balance of Manufactured Homes currently held                       1,478,182.10

(ff) Class A-1 Pool Principal Balance percentage                                         96.364349%
     Class A-2 Pool Principal Balance percentage                                        100.000000%
     Class A-3 Pool Principal Balance percentage                                        100.000000%
     Class A-4 Pool Principal Balance percentage                                        100.000000%
     Class A-5 Pool Principal Balance percentage                                        100.000000%

(gg) Aggregate Deficiency                                                                     0.00
     Amounts
     Servicer Deficiency                                                                      0.00
     Amounts received